FNF Reports Third Quarter 2019 Diluted EPS of $0.90 and Adjusted Diluted EPS of $1.10, Pre-Tax Title Margin of 17.7% and Adjusted Pre-Tax Title Margin of 18.6%

Jacksonville, Fla. - (October 29, 2019) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and nine-month periods ended September 30, 2019.

•	Total revenue of approximately $2.2 billion in the third quarter versus $2.1 billion in the third quarter of 2018

•	Third quarter net earnings of $250 million and adjusted net earnings of $304 million versus net earnings of $236 million and adjusted net earnings of $218 million for the third quarter of 2018

•	Third quarter diluted EPS of $0.90 and adjusted diluted EPS of $1.10 versus diluted EPS of $0.85 and adjusted diluted EPS of $0.78 in the third quarter of 2018

•
Realized gains were $4 million in the third quarter versus realized gains of $50 million in the third quarter of 2018, primarily due to the adoption of a new accounting standard in 2018 that requires mark to market accounting treatment of equity and preferred stock securities and recognition of the related changes in fair value in realized gains and losses, whether the securities were disposed of in the quarter or continue to be held in our investment portfolio

Title

•	Total revenue of approximately $2.2 billion versus approximately $1.9 billion in total revenue in the third quarter of 2018

•	Pre-tax earnings of $389 million and adjusted pre-tax earnings of $407 million versus pre-tax earnings of $311 million and adjusted pre-tax earnings of $299 million in the third quarter of 2018

•	Pre-tax title margin of 17.7% and adjusted pre-tax title margin of 18.6% versus pre-tax title margin of 16.0% and adjusted pre-tax title margin of 15.7% in the third quarter of 2018

•	Third quarter purchase orders opened increased 0.7% on a daily basis and purchase orders closed decreased 1.6% on a daily basis versus the third quarter of 2018

•
Total commercial revenue of $301 million, a 9% increase versus total commercial revenue in the third quarter of 2018, driven by a 17% increase in closed orders somewhat offset by a 6% decrease in total commercial fee per file; third quarter total commercial orders opened increased 15% compared to the prior year

•	Overall third quarter average fee per file of $2,459, a 6% decrease versus the third quarter of 2018

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2019	192,000	56%	134,000	59%
August 2019	214,000	48%	137,000	56%
September 2019	186,000	51%	138,000	51%

Third Quarter 2019	592,000	52%	409,000	55%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
July 2018	158,000	70%	116,000	71%
August 2018	165,000	69%	123,000	71%
September 2018	133,000	69%	100,000	70%

Third Quarter 2018	456,000	69%	339,000	71%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Third Quarter 2019 - Total Commercial	56,000	36,400	$301	$8,300
Third Quarter 2018 - Total Commercial	48,900	31,200	$276	$8,800

"During the third quarter, we experienced continued strong performance from our title business," said Chairman William P. Foley, II.  "We generated adjusted pre-tax title earnings of $407 million and an 18.6% adjusted pre-tax title margin, both of which represent record quarterly results dating back sixteen years to the third quarter of 2003. Looking ahead, purchase orders opened increased by 0.7% on a daily basis versus the third quarter of 2018, a sequential improvement from the 2% decrease in the second quarter of 2019, compared to the prior year. Refinance orders opened increased by nearly 114% on a daily basis versus the third quarter of 2018, as the decline in mortgage rates continues to drive strong refinance volumes. Lastly, total commercial orders opened increased by 15% over the third quarter of 2018.  With another strong quarter of refinance orders opened, and the continued strength in commercial orders opened, we are well positioned to continue producing strong title business results through the end of 2019.”
Mr. Foley concluded, “As announced in September, we agreed to terminate our proposed merger with Stewart Information Services given insurmountable regulatory hurdles. Looking forward, we remain committed to creating meaningful, long-term value for our shareholders and are in the process of reviewing our capital allocation strategy. Our priorities for capital continue to be focused on share repurchases, consistent dividend growth over time, and strategic M&A that enhances the growth profile and diversification of the Company.”
Conference Call
We will host a call with investors and analysts to discuss third quarter 2019 FNF results on Wednesday, October 30, 2019, beginning at 12:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 2:00 p.m. Eastern Time on October 30, 2019, through November 6, 2019, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 472566.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted net earnings, and adjusted EPS.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Jamie Lillis, Managing Director, Solebury Trout, 203-428-3223, jlillis@soleburytrout.com

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2019
Direct title premiums	$660	$660	$—
Agency title premiums	827	827	—
Escrow, title related and other fees	693	653	40
Total title and escrow	2,180	2,140	40

Interest and investment income	57	51	6
Realized gains and losses, net	4	3	1
Total revenue	2,241	2,194	47

Personnel costs	702	677	25
Agent commissions	630	630	—
Other operating expenses	473	393	80
Depreciation and amortization	44	38	6
Claim loss expense	67	67	—
Interest expense	12	—	12
Total expenses	1,928	1,805	123

Pre-tax earnings (loss)	$313	$389	$(76)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(4)	(3)	(1)
Purchase price amortization	26	21	5
Transaction costs	52	—	52
Total non-GAAP adjustments before taxes	$74	$18	$56

Adjusted pre-tax earnings (loss)	$387	$407	$(20)
Adjusted pre-tax margin	17.3%	18.6%	—

Pre-tax earnings (loss)	$313	$389	$(76)
Income tax expense (benefit)	59	94	(35)
Earnings from equity investments	2	1	1
Non-controlling interests	6	5	1

Net earnings (loss) attributable to FNF, Inc. common shareholders	$250	$291	$(41)

EPS attributable to FNF, Inc. common shareholders - basic	$0.92
EPS attributable to FNF, Inc. common shareholders - diluted	$0.90

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$250	$291	$(41)

Total non-GAAP, pre-tax adjustments	$74	$18	$56
Income taxes on non-GAAP adjustments	(17)	(4)	(13)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Total non-GAAP adjustments	$54	$11	$43

Adjusted net earnings attributable to FNF, Inc. common shareholders	$304	$302	$2

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$1.10

Direct orders opened (000's)	592	592
Direct orders closed (000's)	409	409
Fee per file	$2,459	$2,459
Actual title claims paid	$52	$52

Cash flows provided by operations	$328

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2018
Direct title premiums	$574	$574	$—
Agency title premiums	722	722	—
Escrow, title related and other fees	695	567	128
Total title and escrow	1,991	1,863	128

Interest and investment income	44	42	2
Realized gains and losses, net	50	40	10
Total revenue	2,085	1,945	140

Personnel costs	654	619	35
Agent commissions	554	554	—
Other operating expenses	477	365	112
Depreciation and amortization	46	38	8
Claim loss expense	58	58	—
Interest expense	9	—	9
Total expenses	1,798	1,634	164

Pre-tax earnings (loss)	$287	$311	$(24)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(50)	(40)	(10)
Purchase price amortization	27	22	5
Transaction costs	9	—	9
Sales tax contingency	6	6	—
Total non-GAAP adjustments before taxes	$(8)	$(12)	$4

Adjusted pre-tax earnings (loss)	$279	$299	$(20)
Adjusted pre-tax margin	13.7%	15.7%	—

Pre-tax earnings (loss)	$287	$311	$(24)

Income tax expense (benefit)	51	68	(17)
Earnings from equity investments	1	1	—
Non-controlling interests	1	3	(2)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$236	$241	$(5)

EPS attributable to FNF, Inc. common shareholders - basic	$0.86
EPS attributable to FNF, Inc. common shareholders - diluted	$0.85

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
THIRD QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
September 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$236	$241	$(5)

Total non-GAAP, pre-tax adjustments	$(8)	$(12)	$4
Income taxes on non-GAAP adjustments	2	3	(1)
Noncontrolling interest on non-GAAP adjustments	(4)	(2)	(2)
Black Knight tax contingency	(8)	—	(8)
Total non-GAAP adjustments	$(18)	$(11)	$(7)

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$218	$230	$(12)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.78

Direct orders opened (000's)	456	456
Direct orders closed (000's)	339	339
Fee per file	$2,623	$2,623
Actual title claims paid	$55	$55

Cash flows provided by operations	$321

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine Months Ended
September 30, 2019
Direct title premiums	$1,725	$1,725	$—
Agency title premiums	2,133	2,133	—
Escrow, title related and other fees	1,892	1,747	145
Total title and escrow	5,750	5,605	145

Interest and investment income	170	153	17
Realized gains and losses, net	187	191	(4)
Total revenue	6,107	5,949	158

Personnel costs	1,979	1,881	98
Agent commissions	1,630	1,630	—
Other operating expenses	1,226	1,081	145
Depreciation and amortization	132	115	17
Claim loss expense	174	174	—
Interest expense	36	—	36
Total expenses	5,177	4,881	296

Pre-tax earnings (loss)	$930	$1,068	$(138)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(187)	(191)	4
Purchase price amortization	78	64	14
Transaction costs	58	—	58
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$(50)	$(126)	$76

Adjusted pre-tax earnings (loss)	$880	$942	$(62)
Adjusted pre-tax margin	14.9%	16.4%	—

Pre-tax earnings (loss)	$930	$1,068	$(138)

Income tax expense (benefit)	210	260	(50)
Earnings from equity investments	12	11	1
Non-controlling interests	10	10	—

Net earnings (loss) attributable to FNF, Inc. common shareholders	$722	$809	$(87)

EPS attributable to FNF, Inc. common shareholders - basic	$2.64
EPS attributable to FNF, Inc. common shareholders - diluted	$2.61

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine Months Ended
September 30, 2019
Net earnings (loss) attributable to FNF, Inc. common shareholders	$722	$809	$(87)

Total non-GAAP, pre-tax adjustments	$(50)	$(126)	$76
Income taxes on non-GAAP adjustments	14	32	(18)
Noncontrolling interest on non-GAAP adjustments	(9)	(8)	(1)
Total non-GAAP adjustments	$(45)	$(102)	$57

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$677	$707	$(30)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$2.44

Direct orders opened (000's)	1,574	1,574
Direct orders closed (000's)	1,031	1,031
Fee per file	$2,562	$2,562
Actual title claims paid	$167	$167

Cash flows provided by operations	$700

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Nine Months Ended	Consolidated	Title	Corporate and Other
September 30, 2018
Direct title premiums	$1,645	$1,645	$—
Agency title premiums	2,018	2,018	—
Escrow, title related and other fees	2,078	1,683	395
Total title and escrow	5,741	5,346	395

Interest and investment income	125	122	3
Realized gains and losses, net	35	25	10
Total revenue	5,901	5,493	408

Personnel costs	1,926	1,831	95
Agent commissions	1,546	1,546	—
Other operating expenses	1,406	1,061	345
Depreciation and amortization	138	116	22
Claim loss expense	165	165	—
Interest expense	31	—	31
Total expenses	5,212	4,719	493

Pre-tax earnings (loss)	$689	$774	$(85)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(35)	(25)	(10)
Purchase price amortization	82	66	16
Transaction costs	13	—	13
Sales tax contingency	6	6	—
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$69	$48	$21

Adjusted pre-tax earnings (loss)	$758	$822	$(64)
Adjusted pre-tax margin	12.9%	15.0%	—

Pre-tax earnings (loss)	$689	$774	$(85)

Income tax expense (benefit)	104	137	(33)
Earnings from equity investments	4	3	1
Non-controlling interests	5	7	(2)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$584	$633	$(49)

EPS attributable to FNF, Inc. common shareholders - basic	$2.14
EPS attributable to FNF, Inc. common shareholders - diluted	$2.09

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	279

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Nine Months Ended
September 30, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$584	$633	$(49)

Total non-GAAP, pre-tax adjustments	$69	$48	$21
Income taxes on non-GAAP adjustments	(15)	(10)	(5)
Noncontrolling interest on non-GAAP adjustments	(10)	(8)	(2)
Change in tax estimate	(45)	(45)	—
Black Knight tax contingency	$(8)	$—	$(8)
Total non-GAAP adjustments	$(9)	$(15)	$6

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$575	$618	$(43)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$2.06

Direct orders opened (000's)	1,439	1,439
Direct orders closed (000's)	1,014	1,014
Fee per file	$2,521	$2,521
Actual title claims paid	$165	$165

Cash flows provided by operations	$671

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q3 2019	Q2 2019	Q1 2019	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017
Quarterly Opened Orders ('000's except % data)
Total opened orders*	592	544	438	379	456	505	478	445
Total opened orders per day*	9.3	8.5	7.2	6.0	7.2	7.9	7.7	7.2
Purchase % of opened orders	52%	61%	65%	67%	69%	71%	66%	60%
Refinance % of opened orders	48%	39%	35%	33%	31%	29%	34%	40%
Total closed orders*	409	359	263	301	339	362	313	357
Total closed orders per day*	6.4	5.6	4.3	4.8	5.4	5.7	5.0	5.8
Purchase % of closed orders	55%	65%	66%	69%	71%	71%	62%	61%
Refinance % of closed orders	45%	35%	34%	31%	29%	29%	38%	39%

Commercial (millions, except orders in '000's)
Total commercial revenue	$301	$286	$231	$328	$276	$280	$235	$288
Total commercial opened orders	56.0	58.6	49.8	46.0	48.9	54.2	52.8	46.3
Total commercial closed orders	36.4	34.0	30.0	35.2	31.2	35.1	31.5	33.2

National commercial revenue	$173	$165	$123	$197	$157	$155	$128	$165
National commercial opened orders	23.8	25.3	20.6	19.1	19.8	23.0	21.1	19.0
National commercial closed orders	14.1	12.7	10.5	13.2	12.0	12.9	11.2	12.1

Total Fee Per File
Fee per file	$2,459	$2,677	$2,567	$2,803	$2,623	$2,579	$2,344	$2,425
Residential fee per file	$1,928	$2,075	$1,964	$2,003	$2,032	$2,051	$1,816	$1,789
Total commercial fee per file	$8,300	$8,400	$7,700	$9,300	$8,800	$8,000	$7,500	$8,700
National commercial fee per file	$12,300	$13,000	$11,700	$14,900	$13,100	$12,000	$11,400	$13,600

Total Staffing
Total field operations employees	10,500	10,300	10,000	10,200	10,800	11,000	10,900	11,200
* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. September 30, 2019	FNF, Inc. December 31, 2018
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$5,432	$4,806
Goodwill	2,726	2,726
Title plant	405	405
Total assets	10,419	9,301
Notes payable	838	836
Reserve for title claim losses	1,494	1,488
Secured trust deposits	890	822
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	(18)	(2)
Total equity and non-controlling interests	5,465	4,972
Total equity attributable to common shareholders	5,139	4,630

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